UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549


                        FORM 8-K
                     CURRENT REPORT
                   -------------------


Pursuant to Section 13 or 15 (d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported) June 7, 2002
                                                 ------------

                 Boundless Vision Incorporated
-----------------------------------------------------------
         (Name of Small Business Issuer in its charter)


                         0-29925
                 ------------------------
                 (Commission File Number)



                 Nevada                    95-4784883
-----------------------------------     -------------------
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)          Identification No.)


c/o Law Offices of Jaak Olesk
9300 Wilshire Boulevard, Suite 300,
Beverly Hills, California                       90212
----------------------------------------      ----------
(Address of principal executive offices)      (Zip code)


                (310) 278-0100
               ----------------
          (Registrant's telephone number)


345 North Maple Drive, Suite 284,
Beverly Hills, California, 90210
---------------------------------
        (Former address)






Item 5. Other Events

     During the week of June 3-7, 2002 Boundless Vision
Incorporated (the "Company") relocated its principal executive offices.


      The Company's new address is:

      Boundless Vision Incorporated
      c/o Law Offices of Jaak Olesk
      9300 Wilshire Boulevard, Suite 300
      Beverly Hills, California 90212

      The new telephone number is:

      310 278-0100


     Jaak Olesk is the Chairman of the Board of Directors, the President, and the largest shareholder of the Company. The
Company's principal executive offices are located within the Law Offices of Jaak Olesk.


                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Bound Vision Incorporated
                               -------------------------
                                     (Registrant)



Date: June 10,2002              /s/ Jaak Olesk
      ------------             --------------------------
                               Jaak Olesk
                               Chairman of the Board
                               of Directors and President